                                                                   EXHIBIT 10(K)

                           STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as of the 1st day of November, 1997, by and among the following:

          EMB MORTGAGE CORPORATION, a California corporation and a wholly owned subsidiary (hereinafter "EMB Subsidiary") of EMB CORPORATION, a Hawaii corporation (hereinafter "EMB Parent");

          EMB Parent;

          SCOTT SAX, an individual residing in Colorado (hereinafter "Mr. Sax"); and

          JAMES SAUNDERS, an individual residing in Colorado (hereinafter "Mr. Saunders").


                              W I T N E S S E T H
                              - - - - - - - - - -


     WHEREAS, subject to the terms and conditions of this Agreement, EMB Parent and Mr. Sax desire for EMB Subsidiary to purchase from Mr. Sax, and for Mr. Sax to sell to EMB Subsidiary 50 shares of capital stock of Investment Consultants, Inc., a Colorado corporation that does business as Equityline Financial Services, Inc. (hereinafter "ICI"), which shares (in conjunction with the shares of ICI owned by Mr. Saunders and transferred hereby) represent all of the issued and outstanding capital stock of ICI; and

     WHEREAS, subject to the terms and conditions of this Agreement, EMB Parent and Mr. Saunders desire for EMB Subsidiary to purchase from Mr. Saunders, and for Mr. Saunders to sell to EMB Subsidiary 50 shares of capital stock of ICI, which shares (in conjunction with the shares of ICI owned by Mr. Sax and transferred hereby) represent all of the issued and outstanding capital stock of ICI; and

     WHEREAS, in order to attain the benefits of integrating the operations of ICI with the operations of EMB Parent and EMB Subsidiary and of obtaining continuity of the operations of ICI, EMB Parent and EMB Subsidiary desire that Messrs. Sax and Saunders become employees of EMB Parent or EMB Subsidiary; and

     WHEREAS, the Board of Directors of EMB Parent deems it desirable and in the best interests of EMB Parent and its stockholders that EMB Subsidiary purchase an aggregate of 100 shares of ICI from Messrs. Sax and Saunders in consideration of the issuance by EMB Parent, through EMB Subsidiary, to Messrs. Sax and Saunders of an aggregate of four hundred thousand (400,000) shares of EMB Parent common stock (subject to increase), such that ICI shall become a wholly-owned subsidiary of EMB Subsidiary or be merged with and into EMB Subsidiary; and

     WHEREAS, the parties hereto have determined that the aggregate fair market value of the shares of common stock of EMB Parent to be issued to Messrs. Sax and Saunders in accordance with the terms and conditions of the transactions contemplated hereby shall be not less than $2.0 million on a date that is 18 months from the Closing Date of such transactions; and

     WHEREAS, the respective Boards of Directors of EMB Parent and EMB Subsidiary deem it desirable and in the best interests of EMB Parent that ICI become a wholly-owned subsidiary of EMB Subsidiary or be merged with and into EMB Subsidiary; and

     WHEREAS, the respective Boards of Directors of EMB Parent and EMB Subsidiary have approved and adopted this Agreement as a plan of reorganization within the meaning, and subject to the provisions, of Section 368 and other applicable provisions of the Internal Revenue Code of 1986, as amended, as a "B" reorganization;

     WHEREAS, each of Messrs. Sax and Saunders has approved and adopted this Agreement as a plan of reorganization within the meaning, and subject to the provisions, of Section 368 and other applicable provisions of the Internal Revenue Code of 1986, as amended, as a "B" reorganization;

     WHEREAS, EMB Parent, EMB Subsidiary, and each of Messrs. Sax and Saunders desire to provide for certain undertakings, conditions, representations, warranties, and covenants in connection with the transactions contemplated by this Agreement; and

     WHEREAS, the respective Boards of Directors of EMB Parent and EMB Subsidiary have approved and adopted this Agreement, subject to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto do hereby agree as follows:


                                   SECTION 1

                                  DEFINITIONS
                                  -----------

     1.1  "Agreement," "EMB Subsidiary," "EMB Parent," "Mr. Sax," "Mr.
           ---------    --------------    ----------    -------    ---
Saunders," and "ICI," respectively, shall have the meanings defined on the cover
--------        ---
page and in the foregoing preamble and recitals to this Agreement.

     1.2  "Closing Date" shall mean 10:00 A.M., Pacific Daylight Savings Time,
           ------------
November 1, 1997, at the offices of Arter & Hadden LLP, 5 Park Plaza, Suite 1000, Irvine, California 92614, the date on which the parties hereto shall be deemed to have closed the transactions contemplated herein.

     1.3  "Mr. Sax's Employment Agreement" shall mean the Employment Agreement
           ------------------------------
be tween EMB Subsidiary and Mr. Sax in substantially the form of Exhibit 1.3, attached hereto.

     1.4  "Mr. Saunders' Employment Agreement" shall mean the Employment
           ----------------------------------
Agreement between EMB Subsidiary and Mr. Saunders in substantially the form of
Exhibit 1.4, attached hereto.

     1.5  "ICI Financial Statements" shall mean (i) the Audit Report of
           ------------------------
Schumacher & Associates, Inc., Independent Public Accountants; (ii) the Balance Sheet of ICI as of September 30, 1996; (iii) the September 30, 1996, Notes to Balance Sheet of ICI; (iv) the Review Report of William Richey & Co.; (v) the Balance Sheet of ICI as of April 30, 1997; (vi) the Statement of Income (Loss) of ICI for the seven months ended April 30, 1997; (vii) the April 30, 1997, Notes to Financial Statements of ICI; and (viii) the unaudited internally prepared Balance Sheet and Profit and Loss Statements for the period ended September 30, 1997; each of which was prepared in accordance with generally accepted accounting principles for interim financial information, applied on a consistent basis, subject to year-end audit adjustments (if appropriate), and all of which are attached to the Agreement as Exhibit 1.5.

     1.6  "ICI Agreements" shall mean the leases, contracts, commitments,
           --------------
agreements, liabilities, and obligations of ICI attached to the Agreement as
Exhibit 1.6.


                                   SECTION 2

                  AGREEMENT FOR PURCHASE AND SALE OF ICI STOCK
                  --------------------------------------------

     2.1  Substantive Terms of the Purchase and Sale of ICI Stock.
          -------------------------------------------------------

          (a) Mr. Sax shall sell and deliver to EMB Subsidiary 50 shares of the issued and outstanding capital stock of ICI in a form enabling EMB Subsidiary then and there to become the record and beneficial owner thereof;

          (b) EMB Subsidiary and Mr. Sax shall execute Mr. Sax's Employment Agreement;

          (c) Mr. Sax shall execute his Release Agreement in the form of Exhibit 2.1(c) attached hereto;

          (d) Mr. Sax shall execute his Investment Representation Letter in the form of Exhibit 2.1(d) attached hereto.

          (e) Mr. Saunders shall sell and deliver to EMB Subsidiary 50 shares of the issued and outstanding capital stock of ICI in a form enabling EMB Subsidiary then and there to become the record and beneficial owner thereof;

          (f) EMB Subsidiary and Mr. Saunders shall execute Mr. Saunders' Employment Agreement;

          (g) Mr. Saunders shall execute his Release Agreement in the form of
     Exhibit 2.1(g) attached hereto;

          (h) Mr. Saunders shall execute his Investment Representation Letter in the form of Exhibit 2.1(h) attached hereto; and

          (i) EMB Parent shall execute and deliver the Registration Rights Agreement in the form of Exhibit 2.1(i) attached hereto.

     2.2  Issuance of EMB Parent Common Stock.
          -----------------------------------

          (a) In consideration of the sale and delivery by Mr. Sax of 50 shares in ICI to EMB subsidiary in a form enabling EMB Subsidiary then and there to become the record and beneficial owner thereof, EMB Parent, through EMB Subsidiary, shall issue, sell, and deliver to Mr. Sax 200,000 shares of EMB Parent's common stock pursuant to an exception from the registration requirements of the Securities Act of 1933, as amended, and from qualification under the Colorado Business Corporation Act. The certificate representing such shares shall bear the following legend: "The securities represented by this certificate have not been registered under the securities act of 1933 (the "Act"). Accordingly, no transfer of these securities or any interest therein may be made except pursuant to an effective registration statement under the act unless the issuer has received an opinion of counsel satisfactory to it that such transfer does not require registration under the Act."

          (b) In consideration of the sale and delivery by Mr. Saunders of 50 shares in ICI to EMB subsidiary in a form enabling EMB Subsidiary then and there to become the record and beneficial owner thereof, EMB Parent, through EMB Subsidiary, shall issue, sell, and deliver to Mr. Saunders 200,000 shares of EMB Parent's common stock pursuant to an exception from the registration requirements of the Securities Act of 1933, as amended, and from qualification under the Colorado Business Corporation Act. The certificate representing such shares shall bear the following legend:
     "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). Accordingly, no transfer of these securities or any interest therein may be made except pursuant to an effective registration statement under the Act unless the issuer has received an opinion of counsel satisfactory to it that such transfer does not require registration under the Act."

     2.3  Subsequent Issuance of EMB Parent Common Stock.  Under the
          ----------------------------------------------
circumstances set forth in Section 7.3, EMB Parent will cause to be issued to Messrs. Sax and Saunders certain additional shares of EMB Parent Common Stock.

                                   SECTION 3

        REPRESENTATIONS AND WARRANTIES OF EMB PARENT AND EMB SUBSIDIARY
        ---------------------------------------------------------------

     EMB Parent and EMB Subsidiary, in order to induce each of Messrs. Sax and Saunders to execute this Agreement and to consummate the transactions contemplated herein, represent and warrant to each of Messrs. Sax and Saunders as follows:

     3.1  Organization and Qualification.  EMB Parent and EMB Subsidiary are
          ------------------------------
each corporations duly organized, validly existing, and in good standing under the laws of their respective states of incorporation, each with all requisite power and authority to own its respective property and to carry on its respective business as it is now being conducted. EMB Parent and EMB Subsidiary are duly qualified as foreign corporations and in good standing in each jurisdiction where the ownership, lease, or operation of property or the conduct of business requires such qualification except where the failure to be in good standing or so qualified would not have a material, adverse effect on the financial condition or business of EMB Parent and EMB Subsidiary taken as a whole.

     3.2  Ownership of EMB Parent; Status of Shares Issued Hereunder.  EMB
          ----------------------------------------------------------
Parent is authorized to issue two classes of stock of up to 30,000,000 common shares, no par value per share, and of up to 5,000,000 preferred shares, no par value per share. The shares to be issued by EMB Parent to Messrs. Sax and Saunders hereunder shall be validly issued, fully paid, and non-assessable upon issuance and shall be free and clear of any lien or encumbrance thereon.

     3.3  Ownership of EMB Subsidiary.  The outstanding shares of capital stock
          ---------------------------
of EMB Subsidiary are validly issued and outstanding, fully paid, and non-assessable, all of which are owned by EMB Parent and have not been pledged, hypothecated, or mortgaged.

     3.4  Authorization and Validity.  Each of EMB Parent and EMB Subsidiary has
          --------------------------
the requisite power and is duly authorized to execute and deliver and to carry out the terms of this Agreement. The respective boards of directors and stockholders of each of EMB Parent and EMB Subsidiary have taken all action required by law, their respective Articles of Incorporation and Bylaws, or otherwise to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, subject to the satisfaction or waiver of the conditions precedent set forth in Section 8 of this Agreement. Assuming this Agreement has been approved by all action necessary on the part of each of Messrs. Sax and Saunders, this Agreement is a valid and binding agreement of each of EMB Parent and EMB Subsidiary.

     3.5  EMB Financial Statements.  The financial statements of EMB Parent that
          ------------------------
have been included in the periodic reports filed by EMB Parent with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are complete in all material respects and fairly present the financial position of EMB Parent as of the dates set forth therein and its results of operations for each of the fiscal years referenced therein, audited by Harlan & Boettger, Independent Public Accountants, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis. The unaudited quarterly financial statements of EMB Parent included therein fairly present in all material respects all financial information of EMB Parent, having been prepared in accordance with generally accepted accounting principles, applied on a consistent basis, subject to year-end audit adjustments.

     3.6  Federal and State Securities Filings.  EMB Parent has made such
          ------------------------------------
filings with the Commission as have been required pursuant to the Securities Act of 1933, as amended, the Exchange Act, and the relevant state securities laws. EMB Parent has furnished to counsel for Messrs. Sax and Saunders a true and correct copy of EMB Parent's most recently filed Annual Report on Form 10-KSB and a copy of each subsequent Exchange Act filing.

     3.7  No Defaults.  Neither EMB Parent nor EMB Subsidiary is in default
          -----------
under or in violation of any provision of its respective Articles of Incorporation or Bylaws. EMB Parent and EMB Subsidiary are not in default under or in violation of any material provision of any indenture, mortgage, deed of trust, lease, loan agreement, or other agreement or instrument to which it or they are a party or by which it or they are bound or to which any of its or their properties is subject, if such default would have a material, adverse effect on the financial condition or business of EMB Parent and EMB Subsidiary taken as a whole. EMB Parent and EMB Subsidiary are not in viola tion of any statute, law, ordinance, order, judgment, rule, regulation, permit, franchise, or other approval or authorization of any court or governmental agency or body having jurisdiction over them or any of their properties which, if enforced, would have a material, adverse effect on the financial condition or business of EMB Parent and EMB Subsidiary taken as a whole. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein, will conflict with or result in a breach of or constitute a default under any of the foregoing or result in the creation of any lien, mortgage, pledge, charge, or encumbrance upon any asset of EMB Parent and no consents or waivers thereunder are required to be obtained in connection therewith in order to consummate the transactions contemplated by this Agreement.

     3.8  Proprietary Rights.  EMB Parent and EMB Subsidiary own or are duly
          ------------------
licensed to use such trademarks and copyrights as are necessary to conduct their respective businesses as presently conducted. The conduct of business by EMB Parent and EMB Subsidiary does not infringe upon the trademarks or copyrights of any third party, if such infringement would have a material, adverse effect upon the financial condition or business of EMB Parent and EMB Subsidiary taken as a whole.

     3.9  Books of Account and Reports; Internal Controls.
          -----------------------------------------------

          (a) The books of account of EMB Parent and EMB Subsidiary accurately reflect in all material respects all of their items of income and expense, all of their assets, liabilities, and accruals, and are prepared and maintained in form and substance adequate for preparing audited financial statements, in accordance with generally accepted accounting procedures as historically and consistently applied by EMB Parent and EMB Subsidiary. EMB Parent and EMB Subsidiary have accurately prepared and filed all reports required by any law or regulation to be filed by them, and they have duly paid or accrued on their books of account all applicable duties and charges due (or assessed against it or them) pursuant to such reports, none of which is delinquent.

          (b) EMB Parent and EMB Subsidiary have devised and maintained a system of internal accounting controls sufficient to provide reasonable assurances that transactions are recorded as necessary (i) to permit preparation of financial statements in conformity with generally accepted accounting principles and (ii) to maintain accountability for assets and expenses.

     3.10 Litigation.  There are no actions, suits, proceedings, orders,
          ----------
investigations, or claims pending or, to the knowledge of either of EMB Parent or EMB Subsidiary, threatened against or affecting EMB Parent or EMB Subsidiary at law or in equity, or before or by any governmental department, commission, board, bureau, agency, or instrumentality, which, if adversely determined, would materially and adversely affect the financial condition of EMB Parent and EMB Subsidiary taken as a whole, or which seek to prohibit, restrict, or delay the consummation of the stock purchase contemplated hereby. Neither EMB Parent nor EMB Subsidiary is operating under or subject to, or in default with respect to, any order, writ, injunction, or decree of any court or federal, state, municipal, or other governmental department, commission, board, agency, or instrumentality.

     3.11 Insurance.  EMB Parent and EMB Subsidiary have insurance against
          ---------
losses or damages and other risks in amounts and of a character usually insured against by companies in the same or similar business.

     3.12 Documents.  The copies of all agreements and other instruments that
          ---------
have been delivered by EMB Parent and/or EMB Subsidiary to each of Messrs. Sax and Saunders are true, correct, and complete copies of such agreements and instruments and include all amendments thereto.

     3.13 Disclosure.  The representations and warranties made by each of EMB
          ----------
Parent and EMB Subsidiary herein and in any schedule, statement, certificate, or document furnished or to be furnished by either or both of EMB Parent and EMB Subsidiary to either or both of Messrs. Sax and Saunders pursuant to the provisions hereof or in connection with the transactions contemplated hereby, taken as a whole, do not and will not as of their respective dates contain any untrue statements of a material fact, or omit to state a material fact necessary to make the statements made not misleading.


                                   SECTION 4

           REPRESENTATIONS AND WARRANTIES OF MESSRS. SAX AND SAUNDERS
           ----------------------------------------------------------

     Mr. Sax and Mr. Saunders, jointly and severally, in order to induce each of EMB Parent and EMB Subsidiary to execute this Agreement and to consummate the transactions contemplated herein, represent and warrant to each of EMB Parent and EMB Subsidiary as follows:

     4.1  Organization and Qualification.  ICI is a corporation duly organized,
          ------------------------------
validly existing, and in good standing under the laws of the state of Colorado with all requisite power and authority to own its property and assets and to carry on its business as it is now being conducted. ICI is qualified as a foreign corporation and is in good standing in each jurisdiction where the ownership, lease, or operation of property or the conduct of its business requires such qualification except where the failure to be in good standing or so qualified would not have a material, adverse effect on the financial condition and business of ICI.

     4.2  Ownership of ICI.  ICI is authorized to issue one class of stock of up
          ----------------
to 100 shares, $1.00 par value per share. At the date hereof, of such authorized shares, 100 shares have been validly issued and are outstanding, fully paid, and non-assessable, all of which are owned of record and beneficially by Messrs. Sax or Saunders. Except as disclosed in Exhibit 4.2 hereto, there are no options, warrants, or other securities exercisable or convertible into or any calls, commitments, or agreements of any kind relating to any unissued equity securities of ICI.

     4.4  Validity.  Each of Messrs. Sax and Saunders has the requisite power to
          --------
execute and deliver and to carry out the terms of this Agreement. Assuming this Agreement has been approved by all action necessary on the part of each of EMB Parent and EMB Subsidiary, this Agreement is a valid and binding agreement of each of Messrs. Sax and Saunders.

     4.5  ICI Financial Statements.  The ICI Financial Statements are complete
          ------------------------
in all material respects and fairly present the financial position of ICI as of the respective dates and for the respective periods thereof, and have been prepared in accordance with generally accepted accounting principles, applied on a consistent basis for interim financial information, subject to year-end audit adjustments. ICI does not have any debts, liabilities, or obligations, whether as principal or guarantor, accrued, contingent, unasserted, or otherwise, and whether due or to become due, which are not reflected in the ICI Financial Statements or incurred in the ordinary course of business since the dates thereof.

     4.6  Conduct and Transactions of ICI.  During the period from the date of
          -------------------------------
the most current of the ICI Financial Statements to the Closing Date, ICI conducted its operations in the ordinary course of business, consistent with past practice and used its best efforts to maintain and preserve its properties, key employees, and relationships with customers and suppliers. Without limiting the foregoing, during such period ICI did not without the prior written consent of EMB Parent:

          (a) Incur any liabilities except to maintain its facilities and assets in the ordinary course of its business;

          (b) Declare or pay any dividends on any shares of capital stock or make any other distribution of assets to the holders thereof;

          (c) Issue, reissue, or sell, or issue options or rights to subscribe to, or enter into any contract or commitment to issue, reissue, or sell, any shares of capital stock or acquire or agree to acquire any shares of capital stock;

          (d) Amend its Articles of Incorporation or Bylaws or merge or consolidate with or into any other corporation or sell all or substantially all of its assets or change in any manner the rights of its capital stock or other securities;

          (e) Pay or incur any obligation or liability, direct or contingent, except in the ordinary course of its business;

          (f) Except for that certain debt of ICI to either or both of Messrs. Sax and Saunders, as more particularly set forth on Exhibit 4.6(f) hereto, which exhibit may be updated from time to time prior to the Closing Date, incur any indebtedness for borrowed money, assume, guarantee, endorse, or otherwise become responsible for obligations of any other party, or make loans or advances to any other party except in the ordinary course of its business;

          (g) Increase in any manner the compensation, direct or indirect, of any of its officers or executive employees, except as otherwise disclosed in Exhibit 4.6(g), hereto; or

          (h) Make any capital expenditures except in the ordinary course of its business.

     4.7  Compensation Due Employees.  ICI will not have any outstanding
          --------------------------
liability for payment of wages, payroll taxes, vacation pay (whether accrued or otherwise), salaries, bonuses, pensions, contributions under any employee benefit plans or other compensation, current or deferred, under any labor or employment contracts, whether oral or written, based upon or accruing in respect of those services of employees of ICI that have been performed prior to the Closing Date, except as specified on Exhibit 4.7 hereto. On the Closing Date, ICI will not have any unfunded, contingent, or other liability under any defined benefits plan or any other retirement or retirement-type plan, whether such plan(s) are to continue or are thereupon terminated, except for the normal on-going obligations for future contributions under such plan(s) not related, generally or specifically, to the termination of such plan(s) or except as specified on Exhibit 4.7 hereto.

     4.8  Union Agreements and Employment Agreements.  ICI is not a party to any
          ------------------------------------------
union agreement or any organized labor dispute. ICI does not have any written or verbal employment agreements with any of its employees.

     4.9  Contracts and Leases.  Except as listed in Exhibit 4.9 hereto, ICI is
          --------------------
not a party to any written or oral leases, commitments, or any other agreements which, individually, represent obligations of more than $2,500.00 per month and, in the aggregate, represent obligations of more than $18,000 per year. On the Closing Date, ICI shall have paid or performed in all material respects all obligations required to be paid or performed by it to such date and will not be in default under any document, contract, agreement, lease, or other commitment to which it is a party.

     4.10 Insurance.  ICI has insurance against losses or damages and other
          ---------
risks in amounts and of a character usually insured against by companies in the same or similar business.

     4.11 Liabilities.  Except for that certain debt of ICI to either or both of
          -----------
Messrs. Sax and Saunders, as more particularly set forth on Exhibit 4.6(f) hereto, which exhibit may be updated from time to time prior to the Closing Date, ICI does not have any liabilities except for:

          (a) liabilities as of the date of the most recent ICI Financial Statements, reflected therein;

          (b) liabilities incurred in the ordinary course of its business since the date of the most recent ICI Financial Statements; and

          (c) liabilities not yet due and payable under leases, contracts, and agreements in existence as of the date of the most recent ICI Financial Statements or entered into thereafter as disclosed on Exhibit 4.11(c), each of which has been entered into in the ordinary course of business.

     4.12 Proprietary Rights.  ICI owns or is duly licensed to use such
          ------------------
trademarks and copyrights as are necessary to conduct its business as presently conducted. The conduct of business by ICI does not infringe upon the trademarks or copyrights of any third party, if such infringement would have a material, adverse effect upon the financial condition or business of ICI.

     4.13 Books of Account and Reports; Internal Controls.
          -----------------------------------------------

          (a) The books of account of ICI accurately reflects in all material respects all of its items of income and expense, all of its assets, liabilities, and accruals, and are prepared and maintained in form and substance adequate for preparing audited financial statements, in accordance with generally accepted accounting procedures as historically and consistently applied by ICI. ICI has accurately prepared and filed all reports required by any law or regulation to be filed by it, and has duly paid or accrued on its books of account all applicable duties and charges due (or assessed against it) pursuant to such reports, none of which is delinquent.

          (b) Since the date of the most recent ICI Financial Statements, there have been no transactions except in accordance with management's general or specific authorization.

          (c) ICI has devised and maintained a system of internal accounting controls sufficient to provide reasonable assurances that transactions are recorded as necessary (i) to permit preparation of financial statements in conformity with generally accepted accounting principles and (ii) to maintain accountability for assets and expenses.

     4.14 Contracts and Agreements.  ICI is a party to agreements in the
          ------------------------
ordinary course of its business for the purchase or lease of services, supplies, and inventories from vendors and the sale of inventories and services to customers, all of which are generally consistent in amount with its prior business operations during the periods of time reflected in the ICI Financial Statements. The amount and term of all material indebtedness to third parties for borrowed funds and material leases of facilities and equipment from third parties as of the Closing Date are set forth in the ICI Financial Statements.

     4.15 Minute Books.  The minute books of ICI contain true, complete, and
          ------------
accurate records of all meetings and other corporate actions of its shareholders and Board of Directors, and true and accurate copies thereof have been delivered to counsel for EMB Parent. The signatures appearing on all documents contained therein are the true signatures of the persons purporting to have signed the same.

     4.16 Title to Properties.  ICI has good and marketable title to the
          -------------------
properties and assets reflected on the ICI Financial Statements, free and clear of liens and encumbrances except for: (i) security interests granted to financial institutions relating to indebtedness reflected in the ICI Financial Statements, (ii) pledges to secure deposits and other liens incurred in the ordinary course of business, (iii) such imperfections of title, easements, and encumbrances, if any, as are not material in character, amount, or extent, and
(iv) dispositions and encumbrances for adequate consideration in the ordinary course of business since the date of the most recent, respective ICI Financial Statements. All material leases pursuant to which ICI ia a lessee of real or personal property are valid and binding.

     4.17 Litigation.  Except as set forth in Exhibit 4.17, there are no
          ----------
actions, suits, proceedings, orders, investigations, or claims (whether or not purportedly on behalf of ICI) pending against or affecting ICI at law or in equity or before or by any federal, state, municipal, or other governmental department, commission, board, agency, or instrumentality, domestic or foreign, nor has any such action, suit, proceeding, or investigation been pending or threatened in writing during the 12-month period preceding the date hereof, which, if adversely determined, would materially and adversely affect the financial condition of ICI or which seeks to prohibit, restrict, or delay the consummation of the stock sale contemplated hereby. ICI is not operating under or subject to, or in default with respect to, any order, writ, injunction, or decree of any court or federal, state, municipal, or other governmental department, commission, board, agency, or instrumentality.

     4.18 Taxes.  At the Closing Date, except as set forth on Exhibit 4.18
          -----
attached hereto, all tax returns required to be filed with respect to the operations or assets of ICI prior to Closing Date shall have been correctly prepared in all material respects and timely filed, and all taxes required to be paid in respect of the periods covered by such returns shall have been paid in full or adequate reserves have been established for the payment of such taxes. As of the Closing Date, ICI shall not have requested any extension of time within which to file any tax returns, and all known deficiencies for any tax, assessment, or governmental charge or duty shall have been paid in full or adequate reserves have been established for the payment of such taxes. No audits by federal or state authorities are currently pending or threatened.

     4.19 No Defaults.  ICI is not in default under or in violation of any
          -----------
provision of its Articles of Incorporation or Bylaws. ICI is not in default under or in violation of any material provision of any material indenture, mortgage, deed of trust, lease, loan agreement, or other agreement or instrument to which it is a party or by which it is bound, or to which any of its properties is subject, if such default would have a material, adverse effect on the financial condition or business of ICI. ICI is not in violation of any statute, law, ordinance, order, judgment, rule, regulation, permit, franchise, or other approval or authorization of any court or governmental agency or body having jurisdiction over it or any of its property which, if enforced, would have a material, adverse effect on the financial condition or business of ICI. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein, will conflict with or result in a breach of or constitute a default under any of the foregoing or result in the creation of any lien, mortgage, pledge, charge, or encumbrance upon any asset of ICI and no consents or waivers thereunder are required to be obtained in connection therewith in order to consummate the transactions contemplated by this Agreement, except for the agreements so indicated on Exhibit 4.19.

     4.20 Material Change.  Except as disclosed on Exhibit 4.20, there has been
          ---------------
no material change in the condition, financial or otherwise, of ICI as shown in the financial statements, except changes occurring in the ordinary course of business, which changes have not materially, adversely affected its organization, business, properties, or financial condition taken.

     4.21 Documents.  The copies of all agreements and other instruments that
          ---------
have been delivered by ICI to EMB Parent are true, correct, and complete copies of such agreements and instruments and include all amendments thereto.

     4.22 Disclosure.  The representations and warranties made by each of
          ----------
Messrs. Sax and Saunders herein and in any schedule, statement, certificate, or document furnished or to be furnished by ICI and/or either of Messrs. Sax or Saunders to either of EMB Parent or EMB Subsidiary pursuant to the provisions hereof or in connection with the transactions contemplated hereby taken as a whole do not and will not as of their respective dates contain any untrue statements of a material fact, or omit to state a material fact necessary to make the statements made not misleading.


                                   SECTION 5

                          INVESTIGATION; PRESS RELEASE
                          ----------------------------

     5.1  Investigation.
          -------------

          (a) EMB Parent acknowledges that it has made an investigation of ICI during the period from July 1, 1997, through the Closing Date, to confirm, among other things, the assets, liabilities, and status of business of ICI and its cash position, accounts receivable, liabilities, and mortgages in process. In the event of termination of this Agreement, EMB Parent will deliver to either of Messrs. Sax or Saunders all documents, work papers, and other materials and all copies thereof obtained by each of EMB Parent and EMB Subsidiary, or on its or their behalf, from ICI or either of Messrs. Sax or Saunders, whether obtained before or after the execution hereof, will not use, directly or indirectly any confidential information obtained from ICI or each of Messrs. Sax and Saunders hereunder or in connection herewith, and will keep all such information confidential and not used in any way detrimental to ICI or each of Messrs. Sax and Saunders except to the extent the same is publicly disclosed by ICI or either of Messrs. Sax or Saunders.

          (b) Each of Messrs. Sax and Saunders acknowledges that each has made an investigation of EMB Parent and EMB Subsidiary during the period from July 1, 1997, through the Closing Date, which has included, among other things, the opportunity of discussions with executive officers of EMB Parent, EMB Subsidiary, and their accountants, investment bankers, and counsel. In the event of termination of this Agreement, each of Messrs. Sax and Saunders will deliver to EMB Parent all documents, work papers, and other materials and all copies thereof obtained by either of them, or on either of their behalf, from EMB Parent and/or EMB Subsidiary, whether obtained before or after the execution hereof and will not use, directly or indirectly (except by their advisors, attorneys, accountants, and financial consultants), any confidential information obtained from either of EMB Parent or EMB Subsidiary hereunder or in connection herewith, and will keep all such information confidential and not used in any way detrimental to EMB Parent or EMB Subsidiary, except to the extent the same is publicly disclosed by either of EMB Parent or EMB Subsidiary.

          (c) Except in the event that any party hereto discovers in the course of his or its respective investigation any breach of a representation or warranty by the other party hereto and does not disclose it to such other party prior to the Closing Date, no investigation pursuant to this Section
     5.1 shall affect or be deemed to modify any representation or warranty made by any party hereto.

     5.2  Press Release.  EMB Parent, EMB Subsidiary, and Messrs. Sax and
          -------------
Saunders shall agree with each other as to the form and substance of any press releases and the filing of any documents with any federal or state agency related to this Agreement and the transactions contemplated hereby and shall consult with each other as to the form and substance of other public disclosures related thereto; provided, however, that nothing contained herein shall prohibit either party from making any disclosure that his or its counsel deems necessary.


                                   SECTION 6

                                   BROKERAGE
                                   ---------

     6.1  Brokers and Finders.  Neither EMB Parent, EMB Subsidiary, ICI, any of
          -------------------
their respective officers, directors, employees, or agents, nor either of Messrs. Sax or Saunders has employed any broker, finder, or financial advisor or incurred any liability for any fee or commissions in connection with initiating the transactions contemplated herein. Each party hereto agrees to indemnify and hold the other party harmless against or in respect of any commissions, finder's fees, or brokerage fees incurred or alleged to have been incurred with respect to initiating the transactions contemplated herein as a result of any action of the indemnifying party.


                                   SECTION 7

                      CLOSING AGREEMENTS AND POST-CLOSING
                      -----------------------------------

     7.1  Closing Agreements.  On the Closing Date, the following activities
          ------------------
shall occur, the following agreements shall be executed and delivered, and the respective parties thereto shall have performed all acts that are required by the terms of such activities and agreements to have been performed simultaneously with the execution and delivery thereof as of the Closing Date:

          (a) Mr. Sax shall have executed and delivered documents to EMB Subsidiary sufficient then and there to transfer record and beneficial ownership of the 50 issued and outstanding capital stock of ICI to EMB Subsidiary;

          (b) EMB Subsidiary and Mr. Sax shall have executed and delivered Mr. Sax's Employment Agreement;

          (c) Mr. Sax shall have executed and delivered his Release Agreement;

          (d) Mr. Sax shall have executed his Investment Representation Letter;

          (e) EMB Subsidiary shall have delivered 200,000 shares of EMB Parent's common stock to Mr. Sax;

          (f) Mr. Saunders shall have executed and delivered documents to EMB Subsidiary sufficient then and there to transfer record and beneficial ownership of the 50 issued and outstanding capital stock of ICI to EMB Subsidiary;

          (g) EMB Subsidiary and Mr. Saunders shall have executed and delivered Mr. Saunders' Employment Agreement;

          (h) Mr. Saunders shall have executed and delivered his Release Agreement;

          (i) Mr. Saunders shall have executed his Investment Representation Letter;

          (j) EMB Subsidiary shall have delivered 200,000 shares of EMB Parent's common stock to Mr. Saunders; and

          (k) EMB Parent shall execute and deliver the Registration Rights Agreement.

     7.2  ICI as a Subsidiary of EMB Subsidiary.  Each of Messrs. Sax and
          -------------------------------------
Saunders acknowledges that, immediately following the Closing Date, ICI will become a wholly-owned subsidiary of EMB Subsidiary or be merged with and into EMB Subsidiary.

     7.3  Subsequent Issuance of EMB Parent Stock Issuance.  On October 31, 1999
          ------------------------------------------------
(the "Valuation Date"), the value of the EMB Parent Common Stock shall be the fair market value of one share of EMB Parent Common Stock, multiplied by the aggregate number of shares thereof issued to Messrs. Sax and Saunders at the Closing Date. If, as of the Valuation Date, the EMB Parent Common Stock is listed on a national securities exchange or the high and low selling prices thereof are reported on the Nasdaq Stock Market or the OTC Bulletin Board, then the fair market value of one share of EMB Parent Common Stock shall be the average of the highest and lowest selling prices of the EMB Parent Common stock as reported by such exchange or as reported on the Nasdaq Stock Market or the OTC Bulletin Board for the five trading days immediately preceding the Valuation Date or, if there were no sales of EMB Parent Common Stock during such five-day period, then the fair market value of the EMB Parent Common Stock shall be deemed to be the average of the highest and lowest selling prices of the EMB Parent Common stock as reported by such exchange or as reported on the Nasdaq Stock Market or the OTC Bulletin Board for the next prior trading day on which there were sales of EMB Parent Common Stock. If, as of the Valuation Date, the EMB Parent Common Stock is traded other than on a national securities exchange or the high and low selling prices thereof are not reported on the Nasdaq Stock Market or the OTC Bulletin Board, then the fair market value of one share of EMB Parent Common Stock shall be the average between the bid and asked price of a share of EMB Parent Common Stock on the Valuation Date as reported on the Nasdaq Stock Market or the OTC Bulletin Board for the five trading days immediately preceding the Valuation Date or, if there is no bid and asked price on said date, then the fair market value of the EMB Parent Common Stock shall be deemed to be the aver age of the highest and lowest selling prices of the EMB Parent Common stock as reported by such exchange or as reported on the Nasdaq Stock Market or the OTC Bulletin Board for the next prior trading day on which there was a bid and asked price. If no such bid and asked price is available, then the Board of Directors of EMB Parent shall make a good faith determination of the fair market value of one share of EMB Parent Common Stock using any reasonable method of valuation and, as soon as practicable upon their being notified of such occurrence, Messrs. Sax and Saunders may, in good faith and at their option and discretion, accept such valuation. If Messrs. Sax and Saunders do not so accept such valuation, they may elect to proceed as provided in the penultimate paragraph of this section.

     Subject to the provisions set forth in the immediately preceding and following paragraphs, if, as of the Valuation Date, pursuant to such method of computation, the EMB Parent Common Stock is valued at less than $2,000,000, EMB Parent, directly or through EMB Subsidiary, shall issue, on a pro rata basis, to each of Messrs. Sax and Saunders additional restricted shares of EMB Parent Common Stock, such that the aggregate value of the EMB Parent Common Stock issued to Messrs. Sax and Saunders, pursuant to the transactions contemplated hereby, will, as of the Valuation Date, be not less than $2,000,000. The restrictions on such additional shares of EMB Parent Common Stock shall be identical in scope and in time as the restrictions on the EMB Parent Common Stock issued pursuant to Section 2.1.

     If as of the valuation date, the average weekly trading volume for the four week period immediately prior to the Valuation Date of EMB Parent Common Stock on a national securities exchange, the Nasdaq Stock Market, or the OTC Bulletin Board does not equal or exceed 25,000 shares, then Messrs. Sax and Saunders may, in good faith and at their option, tender to EMB Parent for cancellation the shares of EMB Parent delivered to Messrs. Sax and Saunders pursuant to the terms of Sections 7.1(e) and 7.1(j), respectively, and may elect to receive, in lieu of any additional shares of EMB Parent Common Stock to which they may be entitled pursuant to the immediately foregoing paragraph, the following: (i) a conveyance of all tangible assets of ICI owned by ICI as of the Closing Date and any replacements thereof, less any such assets that were disposed in the ordinary course from and after the Closing Date; (ii) a transfer of all rights to the name "Equity Line Financial Services, Inc."; (iii) a covenant from EMB Parent and EMB Subsidiary that neither will neither solicit nor permit any affiliate, employee, or agent thereof to solicit, for a period of two years commencing as of the Valuation Date any of the brokers with whom ICI has a referred relationship as of the Closing Date; (iv) an assignment of any lease relating to any office premises currently maintained by ICI to the extent that Messrs. Sax and Saunders elect to assume leasing obligations thereunder; and (v) such computer-generated information and computer software relating to the business of ICI as is owned by ICI as of the Closing Date. Furthermore, any employment agreements then in effect between EMB Parent or any affiliate thereof and either or both of Messrs. Sax and Saunders shall immediately terminate without recourse by any party thereto and any of the parties' respective obligations regarding competition (except as set forth in this paragraph) and disclosure of confidential information (except with respect to confidential information not related to the business of ICI) shall terminate as of the Valuation Date.

     To secure the obligations of EMB Parent and EMB Subsidiary set forth in this Section 7.3, including the obligation to effect the foregoing transfers to Messrs. Sax and Saunders, EMB Parent and EMB Subsidiary shall grant to Messrs. Sax and Saunders a security interest in and to the tangible assets of ICI owned by ICI as of the Closing Date and any replacements thereof.

     7.4  ICI Shareholder Loans.  Any obligations of ICI to either or both of
          ---------------------
Messrs. Sax and Saunders for funds lent to ICI by either or both of such individuals shall be repaid by EMB Subsidiary out of funds generated from net operating profits of EMB Subsidiary on a reasonably prudent basis.


                                   SECTION 8

                      CONDITIONS PRECEDENT TO EMB PARENT'S
                   AND EMB SUBSIDIARY'S OBLIGATIONS TO CLOSE
                   -----------------------------------------

     The obligations of EMB Parent and EMB Subsidiary to consummate this Agreement are subject to satisfaction on or prior to the Closing Date of the following conditions:

     8.1  Representations and Warranties.  The representations and warranties of
          ------------------------------
each of Messrs. Sax and Saunders contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date, and each of Messrs. Sax and Saunders shall have performed in all material respects all of his respective obligations hereunder theretofore to be performed.

     8.2  Insurance.  All policies of insurance, as detailed on Exhibit 8.2
          ---------
hereto, shall remain in effect at the Closing Date and shall not be cancelled or subject to cancellation by virtue of any activities of ICI prior to the Closing Date or by virtue of the transactions contemplated hereby.

     8.3  Other.  The joint conditions precedent in Section 10 hereof shall have
          -----
been satisfied and all documents required for Closing shall be acceptable to EMB Parent's counsel.


                                   SECTION 9

    CONDITIONS PRECEDENT TO MESSRS. SAX'S AND SAUNDERS' OBLIGATIONS TO CLOSE
    ------------------------------------------------------------------------

     The obligation of each of Messrs. Sax and Saunders to consummate this Agreement is subject to the satisfaction on or prior to the Closing Date of the following conditions:

     9.1  Representations and Warranties.  The representations and warranties of
          ------------------------------
each of EMB Parent and EMB Subsidiary contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date, and each of EMB Parent and EMB Subsidiary shall have performed in all material respects all of its respective obligations hereunder theretofore to be performed.

     9.2  Resolutions.  EMB Parent and EMB Subsidiary shall each have furnished
          -----------
Messrs. Sax and Saunders with a certified copy of their respective resolutions duly adopted by their respective boards of directors approving this Agreement and the transactions contemplated hereby.

     9.3  Other.  The joint conditions precedent in Section 10 hereof shall have
          -----
been satisfied.


                                   SECTION 10

                           JOINT CONDITIONS PRECEDENT
                           --------------------------

     The obligations of EMB Parent, EMB Subsidiary, and Messrs. Sax and Saunders to con summate this Agreement shall be subject to satisfaction or waiver in writing by all parties of each and all of the following additional conditions precedent at or prior to the Closing Date:

     10.1 Other Agreements.  All of the agreements contemplated by Section 7.1
          ----------------
of this Agreement shall have been executed and delivered, and all acts required to be performed thereunder as of the Closing Date shall have been duly performed.

     10.2 Absence of Litigation.  At the Closing Date, there shall be no action,
          ---------------------
suit, or proceeding pending or threatened against any of the parties hereto by any person, governmental agency, or subdivision thereof, nor shall there be pending or threatened any action in any court or administrative tribunal, which would have the effect of inhibiting the consummation of the transactions contemplated herein.


                                   SECTION 11

                                INDEMNIFICATION
                                ---------------

     11.1 Subject to the limitations set forth in this Section 11, each of Messrs. Sax and Saunders, jointly and severally, shall indemnify and hold EMB Parent and EMB Subsidiary harmless from and against the following (herein called "Their Indemnified Obligations"):

          (a) any and all liabilities, losses, damages, claims, costs, and expenses of ICI of any nature, whether absolute, contingent, or otherwise, existing at the Closing Date or arising out of any state of facts, occurrence, or omission prior to the Closing Date to the extent not reflected or reserved against in full in the ICI Financial Statements or disclosed in this Agreement or in any exhibits thereto or disclosed in any written supplement to such exhibits delivered by either of Messrs. Sax or Saunders to either of EMB Parent or EMB Subsidiary prior to the Closing Date, unless incurred in connection with the transactions contemplated by this Agreement or in the ordinary course of business of ICI between the date of the most current ICI Financial Statement and the Closing Date; and

          (b) any and all damage, loss, or deficiency resulting from any material misrepresentation, breach of any material warranty, or nonfulfillment of any material agreement on the part of Mr. Sax contained in this Agreement or in any statement or certificate furnished or to be furnished to EMB Parent or EMB Subsidiary pursuant hereto or in connection with the transactions contemplated hereby; and

          (c) any and all actions, suits, proceedings, demands, assessments, or judgments, costs and expenses incident to any of the foregoing.

The joint and several liability of Messrs. Sax and Saunders for Their Indemnified Obligations shall be subject to the following limitations:

                (i) Neither of Messrs. Sax and Saunders shall be liable for Their Indemnified Obligations unless either of them has received written notice of a claim asserted under Section 11.1 hereof on or before the expiration of the 24th month following the Closing Date.

               (ii) No such claim shall be asserted unless the aggregate of all claims for Their Indemnified Obligations shall exceed $25,000.

               (iii) Any such claims shall be payable by the indemnifying party(ies) delivering to the indemnified party(ies) shares of EMB Parent common stock at a valuation of $5.00 per share in an amount equal to such indemnified loss. The maximum liability of Messrs. Sax and Saunders for Their Indemnified Obligations shall be a delivery of all of the EMB Parent common shares issued and issuable hereunder.

     11.2 EMB Parent or EMB Subsidiary shall promptly give written notice to either of Messrs. Sax or Saunders after EMB Parent or EMB Subsidiary has knowledge of any claim against either or both of Messrs. Sax or Saunders as to which recovery may be sought against either or both of them because of the indemnity set forth in Section 11.1 hereunder, or of the commencement of any legal proceedings against EMB Parent or EMB Subsidiary, and/or ICI as to such claim after EMB Parent or EMB Subsidiary has knowledge of such proceedings, whichever shall first occur, and shall permit either or both of Messrs. Sax or Saunders to assume the defense of any such claim or any litigation resulting from such claim. Failure by either of Messrs. Sax or Saunders to notify EMB Parent or EMB Subsidiary of their election to defend any such action within 30 days after notice thereof shall have been given to either or Messrs. Sax or Saunders shall be deemed a waiver by each of Messrs. Sax and Saunders of their right to defend such action. If either or both of Messrs. Sax or Saunders assume the defense of any such claim or litigation resulting therefrom, the obligations of Messrs. Sax and Saunders hereunder as to such claim shall be limited to taking all steps necessary in the defense or settlement of such claim or litigation resulting therefrom and to holding EMB Parent, EMB Subsidiary, and ICI harmless from and against any and all losses, damages, and liabilities caused by or arising out of any settlement approved by either of Messrs. Sax or Saunders or any judgment in connection with such claim or litigation resulting therefrom. Neither of Messrs. Sax and Saunders shall, in the defense of such claim or any litigation resulting therefrom, consent to entry of any judgment except with the written consent of EMB Parent and

EMB Subsidiary, and ICI, nor shall either of Messrs. Sax and Saunders enter into any settlement (except with the written consent of EMB Parent, EMB Subsidiary, and ICI) which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to EMB Parent, EMB Subsidiary, and ICI of a release from all liability in respect of such claim or litigation.

     11.3 If neither of Messrs. Sax and Saunders shall assume the defense of any such claim or litigation resulting therefrom, EMB Parent, EMB Subsidiary, and ICI (the "Defending Entities") may defend against such claim or litigation in such manner as they may deem appropriate and unless either or both of Messrs. Sax and Saunders shall deposit with the Defending Entities a sum equivalent to the total amount demanded in such claim or litigation plus such Defending Entities' estimate of the cost of defending the same, the Defending Entities may settle such claim or litigation on such terms as they may deem appropriate, in their reasonable judgment, and each of Messrs. Sax and Saunders shall promptly reimburse the Defending Entities for the aggregate amount of all expenses, legal or otherwise, incurred by them in connection with the defense against or settlement of such claim or litigation. If no settlement of such claim or litigation is made, each of Messrs. Sax and Saunders shall promptly reimburse the Defending Entities for the aggregate amount of any judgment rendered with respect to such claim or in such litigation and of all expenses, legal or otherwise, incurred by the Defending Entities in the defense against such claim or litigation.

     11.4 Subject to the limitations set forth in this Section 11, EMB Parent and EMB Subsidiary shall indemnify and hold each of Messrs. Sax and Saunders harmless from and against the following (herein called "EMB's Indemnified Obligations"):

          (a) any and all damage, loss, or deficiency resulting from any material misrepresentation, breach of any material warranty, or nonfulfillment of any material agreement on the part of EMB Parent or EMB Subsidiary contained in this Agreement or in any statement or certificate furnished or to be furnished to each of Messrs. Sax and Saunders pursuant hereto or in connection with the transactions contemplated hereby; and

          (b) any and all damage, loss, or deficiency (i) resulting from the failure by EMB Parent or EMB Subsidiary to fulfill any obligation assumed hereunder or to cause ICI to fulfill any such obligation or (ii) arising from the operation of ICI by EMB Parent or EMB Subsidiary subsequent to the Closing Date; and

          (c) any and all actions, suits, proceedings, demands, assessments, or judgments, costs and expenses incident to any of the foregoing.

The liability of EMB Parent or EMB Subsidiary for EMB's Indemnified Obligations shall be subject to the following limitations:

                (i) EMB Parent and EMB Subsidiary shall not be liable for EMB's Indemnified Obligations unless EMB Parent has received written notice of a claim asserted under Section 11.5 hereof on or before the expiration of the 24th month following the Closing Date.

               (ii) No such claim shall be asserted unless the aggregate of all claims for EMB's Indemnified Obligations shall exceed $25,000.

     11.5 Either of Messrs. Sax or Saunders shall promptly give written notice to EMB Parent after either of such individuals has knowledge of any claim against EMB Parent or EMB Subsidiary as to which recovery may be sought against EMB Parent or EMB Subsidiary because of the indemnity set forth Section 11.5 hereunder, or of the commencement of any legal proceedings against either of Messrs. Sax or Saunders as to such claim after either or both of Messrs. Sax or Saunders have knowledge of such proceedings, whichever shall first occur, and shall permit EMB Parent or EMB Subsidiary to assume the defense of any such claim or any litigation resulting from such claim. Failure by EMB Parent to notify either of Messrs. Sax or Saunders of its election to defend any such action within 30 days after notice thereof shall have been given to EMB Parent shall be deemed a waiver by each of EMB Parent and EMB Subsidiary of their right to defend such action. If either of EMB Parent or EMB Subsidiary assumes the defense of any such claim or litigation resulting therefrom, the obligations of EMB Parent and EMB Subsidiary hereunder as to such claim shall be limited to taking all steps necessary in the defense or settlement of such claim or litigation resulting therefrom and to holding each of Messrs. Sax and Saunders harmless from and against any and all losses, damages, and liabilities caused by or arising out of any settlement approved by EMB Parent and EMB Subsidiary or any judgment in connection with such claim or litigation resulting therefrom. EMB Parent and EMB Subsidiary shall not, in the defense of such claim or any litigation resulting therefrom, consent to entry of any judgment except with the written consent of each of Messrs. Sax and Saunders, or enter into any settlement (except with the written consent of each of Messrs. Sax and Saunders), which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to each of Messrs. Sax and Saunders of a re lease from all liability in respect of such claim or litigation.

     11.6 If neither of EMB Parent and EMB Subsidiary shall assume the defense of any such claim or litigation resulting therefrom, either or both of Messrs. Sax and Saunders may defend against such claim or litigation in such manner as either of Messrs. Sax or Saunders may deem appropriate and unless EMB Parent or EMB Subsidiary shall deposit with either of Messrs. Sax or Saunders a sum equivalent to the total amount demanded in such claim or litigation plus the joint estimate of Messrs. Sax and Saunders of the cost of defending the same, each of Messrs. Sax and SaunDers may settle such claim or litigation on such terms as they may deem appropriate, in their reasonable judgment, and EMB Parent or EMB Subsidiary shall promptly reimburse each of Messrs. Sax and Saunders for the aggregate amount of all expenses, legal or otherwise, incurred by each of Messrs. Sax and Saunders in connection with the defense against or settlement of such claim or litigation. If no settlement of such claim or litigation is made, EMB Parent or EMB Subsidiary shall promptly reimburse each of Messrs. Sax and Saunders for the aggregate amount of any judgment rendered with respect to such claim or in such litigation and of all expenses, legal or otherwise, incurred by each of Messrs. Sax and Saunders in the defense against such claim or litigation.

                                   SECTION 12

                                CONFIDENTIALITY
                                ---------------

     12.1 Each of Messrs. Sax and Saunders, jointly and severally, acknowledges that he has, and will, acquire information and materials from ICI, EMB Parent, and EMB Subsidiary (the "Companies") and knowledge about the technology, business, products, strategies, customers, clients and suppliers of the Companies and that all such information, materials and knowledge acquired, are and will be trade secrets and confidential and proprietary information of the Companies (collectively, such acquired information, materials, and knowledge are hereinafter referred to as "Confidential Information"). Each of Messrs. Sax and Saunders, jointly and severally, covenants to hold such Confidential Information in strict confidence, not to disclose it to others or use it in any way, commercially or otherwise, except in connection with the transactions contemplated by this Agreement and thereafter by Mr. Sax's Employment Agreement and by Mr. Saunders' Employment Agreement, as relevant, and not to allow any unauthorized person access to such Confidential Information.

     12.2 The Confidential Information disclosed by the Companies to each of Messrs. Sax and Saunders shall remain the property of the disclosing party.

     12.3 Each of Messrs. Sax and Saunders shall maintain in secrecy all Confidential Information disclosed to each of them by any or all of the Companies using not less than reason able care. Neither of MessrS. Sax and Saunders shall not use or disclose in any manner to any third party any Confidential Information without the express written consent of the chief executive officer of EMB Parent unless or until the Confidential Information is:

          (a) publicly available or otherwise in the public domain; or

          (b) rightfully obtained by any third party without restriction; or

          (c) disclosed by any of the Companies without restriction pursuant to judicial action, or government regulations or other requirements.

     12.4 The obligations of each of Messrs. Sax and Saunders under Sections 12.1, 12.2, and 12.3 of this Agreement shall expire one year from the date hereof as to Confidential Information consisting of commercial and financial information and two years from the date on which each of Messrs. Sax and Saunders, as relevant, are no longer affiliated with any of the Companies, except as a shareholder thereof, as to Confidential Information consisting of technical information. For this purpose, technical information shall include without limitation all developments, inventions, innovations, designs, discoveries, trade secrets and know-how, whether or not patentable or copyrightable.

     12.5 During the period commencing at the Closing Date and continuing until EMB Parent's obligations pursuant to Section 7.3, above, have been materially satisfied, EMB Parent and EMB Subsidiary shall be, jointly and severally, subject to confidentiality restrictions substantially similar to those set forth above in respect of information and materials regarding ICI.

     12.6 Each of Messrs. Sax and Saunders hereby agrees that he will not intentionally bring into the premises of either or both of the Companies, or use in any way for the benefit of either or both of the companies, any confidential information that Mr. Sax has reason to believe is or may be the trade secret or confidential information of a third party.

                                   SECTION 13

                             TERMINATION AND WAIVER
                             ----------------------

     13.1 Termination.  This Agreement may be terminated and abandoned on the
          -----------
Closing Date by:

          (a) the mutual consent in writing of the parties hereto;

          (b) the Board of Directors of EMB Parent if the conditions precedent in Sections 8 and 10 of this Agreement have not been satisfied or waived by the Closing Date;

          (c) the Board of Directors or EMB Subsidiary if the conditions precedent in Sections 8 and 10 of this Agreement have not been satisfied or waived by the Closing Date; and

          (d) either of Messrs. Sax or Saunders if the conditions precedent in Sections 9 and 10 of this Agreement have not been satisfied or waived by the Closing Date.

          If this Agreement is terminated pursuant to Section 13.1, the parties hereto shall not have any further obligations under this Agreement, and each party shall bear all costs and expenses incurred by him or it.


                                   SECTION 14

                  NATURE AND SURVIVAL OF REPRESENTATIONS, ETC.
                  --------------------------------------------

     14.1 All statements contained in any certificate or other instrument delivered by or on behalf of EMB Parent, EMB Subsidiary, or Messrs. Sax or Saunders pursuant to this Agreement or in connection with the transactions contemplated hereby shall be deemed representations and warranties by such party. All representations and warranties and agreements made by EMB Parent, EMB Subsidiary, or Mr. Sax in this Agreement or pursuant hereto shall survive the Closing Date hereunder until the expiration of the twelfth month following the Closing Date.

                                   SECTION 15

                                 MISCELLANEOUS
                                 -------------

     15.1 Notices.  Any notices or other communications required or permitted
          -------
hereunder shall be sufficiently given if written and delivered in person or sent by registered mail, postage prepaid, addressed as follows:

          to EMB Parent:        EMB Corporation
                                Attention:  Chief Executive Officer
                                ---------
                                3200 Bristol, Eighth Floor
                                Costa Mesa, California 92626

          to EMB Subsidiary:    EMB Mortgage Corp.
                                Attention:  Chief Executive Officer
                                ---------
                                3200 Bristol, Eighth Floor
                                Costa Mesa, California 92626

          in either case,       Arter & Hadden LLP
           copy to:             Attention:  Randolf W. Katz, Esq.
                                ---------
                                5 Park Plaza, Suite 1000
                                Irvine, California 92614

          to Mr. Sax:           Scott Sax
                                2851 S. Parker Road
                                Suite 500
                                Aurora, Colorado 80014

          to Mr. Saunders:      James Saunders
                                3200 Bristol, Eighth Floor
                                Costa Mesa, California 92626

          in either case,       Murai Wald Biondo & Moreno
           copy to:             Attention:  M. Cristina Moreno, Esq.
                                ---------
                                900 Ingraham Building
                                25 Southeast 2nd Avenue
                                Miami, Florida 33131

or such other address as shall be furnished in writing by the appropriate person, and any such notice or communication shall be deemed to have been given as of the date so mailed.

     15.2 Time of the Essence.  Time shall be of the essence of this Agreement.
          -------------------

     15.3 Costs.  Each party will bear the costs and expenses incurred by it in
          -----
connection with this Agreement and the transactions contemplated hereby.

     15.4 Entire Agreement and Amendment.  This Agreement and documents
          ------------------------------
delivered at the Closing Date hereunder contain the entire agreement between the parties hereto with respect to the transactions contemplated by this Agreement and supersedes all other agreements, written or oral, with respect thereto. This Agreement may be amended or modified in whole or in part, and any rights hereunder may be waived, only by an agreement in writing, duly and validly executed in the same manner as this Agreement or by the party against whom the waiver would be asserted. The waiver of any right hereunder shall be effective only with respect to the matter specifically waived and shall not act as a continuing waiver unless it so states by its terms.

     15.5 Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts each of which shall be deemed to constitute an original and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party.

     15.6 Governing Law.  This Agreement shall be governed by, and construed and
          -------------
interpreted in accordance with, the laws of the State of California.

     15.7 Attorneys' Fees and Costs.  In the event any party to this Agreement
          -------------------------
shall be required to initiate legal proceedings to enforce performance of any term or condition of this Agreement, including, but not limited to, the interpretation of any term or provision hereof, the payment of monies or the enjoining of any action prohibited hereunder, the prevailing party shall be entitled to recover such sums, in addition to any other damages or compensation received, as will reimburse the prevailing party for reasonable attorneys' fees and court costs incurred on account thereof (including, without limitation, the costs of any appeal) notwithstanding the nature of the claim or cause of action asserted by the prevailing party.

     15.8 Successors and Assigns.  This Agreement shall inure to the benefit of
          ----------------------
and be binding upon the parties hereto and their respective heirs, executors, personal representatives, successors and assigns as the case may be.

     15.9 Access to Counsel.  Each party hereto acknowledges that each has had
          -----------------
access to legal counsel of his or its own choice and has obtained such advice therefrom, if any, as such party has deemed necessary and sufficient prior to the execution hereof. Each party hereto acknowledges that the drafting of this Agreement has been a joint effort and any ambiguities or interpretative issues that may arise from and after the execution hereof shall not be decided in favor or, or against, any party hereto because the language reflecting any such ambiguities or issues may have been drafted by any specific party or his or its counsel.

     15.10 Captions.  The captions appearing in this Agreement are inserted
           --------
for convenience of reference only and shall not affect the interpretation of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

EMB CORPORATION



By:
     -----------------------------------
     James E. Shipley, President

EMB MORTGAGE CORPORATION



By:
     -----------------------------------
     William V. Perry, President




----------------------------------------
               SCOTT SAX




 ----------------------------------------
             JAMES SAUNDERS

                         TABLE OF CONTENTS TO EXHIBITS

(This Table of Contents is an Index of the Exhibits attached hereto and the Summary Description herein does not purport to constitute a complete description of the information required to be set forth in such Exhibits. Reference is made to the Stock Purchase Agreement for a detailed description of information required to be set forth in such Exhibits.)

  EXHIBIT                         SUMMARY DESCRIPTION
-----------    -----------------------------------------------------------------

  1.3          Form of Mr. Sax's Employment Agreement

  1.4          Form of Mr. Saunders Employment Agreement

  1.5          ICI Financial Statements

  1.6 Leases, contracts, commitments, agreements, liabilities, and obligations

  2.1(c)       Form of Mr. Sax's Release Agreement

  2.1(d)       Form of Mr. Sax's Investment Representation Letter

  2.1(g)       Form of Mr. Saunders' Release Agreement

  2.1(h)       Form of Mr. Saunders' Investment Representation Letter

  2.1(i)       Form of Registration Rights Agreement

  4.2 Options, warrants, or other securities exercisable or convertible into or any calls, commitments, or agreements of any kind relating to any unissued equity securities of ICI

  4.6(f)       Debt of ICI to either or both of Messrs. Sax and Saunders

  4.6(g)       Increases in compensation of officers or executive employees

  4.7          Compensation Due Employees

  4.9          Contracts and Leases

  4.11(c)      Certain liabilities

  4.17         Litigation pending or threatened

  4.18         Taxes

  4.19         No Defaults

  4.20         Material Change

  8.2          Insurance of ICI

                              EMPLOYMENT AGREEMENT
                              --------------------


     AGREEMENT, dated as of the 1st day of November, 1997 (hereinafter called the "Effective Date"), by and between:

          EMB MORTGAGE CORPORATION, a California corporation with its offices at 3200 Bristol, Eighth Floor, Costa Mesa, California 92626 (hereinafter "EMB"); and

          SCOTT SAX, a resident of the State of Colorado (hereinafter the "Employee").

     1.   Employment.  EMB hereby employs the Employee for the term of this
          ----------
Agreement, and the Employee hereby accepts such employment upon the terms and conditions hereinafter set forth.

     2.   Term.  The term of this Agreement shall commence on January 1, 1998,
          ----
and shall continue in effect thereafter for a period of eighteen (18) months. This Agreement shall be renewable at the end of its term for a period to be negotiated and agreed between the parties hereto. Notwithstanding the immediately preceding sentence, if, after a reasonable allocation of expenses, in accordance with generally accepted accounting principles, during the term of this Agreement or any renewal term hereof, the Employee's marketing efforts are determined to have resulted in a material net profit to EMB or any affiliate thereof, as appropriate, this Agreement, at the option of the Employee, will be renewed for an additional one year term on the same terms and conditions as were in effect immediately prior to such renewal.

     3.   Compensation.
          ------------

          3.1  Salary.  For all services rendered by the Employee under this
               ------
Agreement, EMB shall pay the Employee a salary at the rate of One Hundred Fifty Thousand Dollars ($150,000) per annum, subject to increase upon annual approvals of the Board of Directors of EMB. Salary is payable semi-monthly; provided, however, that the salary shall be subject to annual cost of living increases to reflect the increase, if any, in the cost of living by adding to the initial or then-current salary, as relevant, an amount obtained by multiplying the then-current salary by a percentage increase in the level of the Consumer Price Index for the LA-Long Beach, Anaheim Metropolitan Area (the "CPI"), as reported by the Bureau of Labor Statistics of the United States Department of Labor.

          3.2  Additional Compensation.  Nothing herein shall be deemed to
               -----------------------
preclude EMB from awarding additional compensation or benefits to the Employee during the term of this Agreement, upon the approval of EMB's Board of Directors, whether in the form of raises, bonuses, additional fringe benefits, or otherwise. The Employee may participate in any stock benefit plan, profit sharing plan, or other compensation plan or benefit made available by EMB Parent or EMB Subsidiary to executives of EMB Parent similarly situated.

          As additional compensation, EMB shall pay to the Employee five basis points on all wholesale loans received by or retail loans originated at EMB's office located in the Aurora/Denver, Colorado, metropolitan area. Such additional compensation shall be paid on a monthly basis, on the 10th day of the month following the month in which such relevant loan transactions close. The Employee shall not be entitled to any additional compensation for fourth party, correspondent loans except by mutual agreement with EMB.

          3.3  Benefits.  During the term of this Agreement, the Employee shall
               --------
be entitled to receive all benefits applicable to executive officers of EMB of equal positions, as designated from time to time by EMB's Board of Directors.

      4.  Duties.  During the term of this Agreement, the Employee shall be
          ------
Manager of the Denver Office of EMB, shall be responsible for all Denver office operations, shall consult with, report to, and follow the guidelines and directions of the Managing Director of EMB as such Managing Director requires, and shall perform such duties relating to operating EMB as are required to be performed for its day-to-day operations, as well as performing such long range planning as is required in the Employee's, and such Managing Director's best judgment to maximize the future profitability of EMB.

     5.   Extent of Services.  The Employee shall devote a sufficient quantity
          ------------------
of his working time, attention, and energies to the full performance of his duties hereunder and to the business of EMB. The Employee may devote time to personal and family investments if such investments do not conflict with his duties hereunder regarding the business of EMB.

     6.   Disclosure of Information.  The Employee recognizes and acknowledges
          -------------------------
that EMB's trade secrets and proprietary processes as they may exist from time to time are valuable, special, and unique assets of their businesses, access to and knowledge of which are essential to the performance of the Employee's duties hereunder. The Employee will not, during or after the term of his employment, in whole or in part, disclose such secrets or processes to any person, firm, corporation, association, or other entity (except EMB or its corporate affiliates) for any reason or purpose whatsoever, nor shall the Employee make use of any such property for his own purposes or for the benefit of any other person, firm, corporation, or other entity (except EMB or its corporate affiliates) under any circumstances. In the event that the Employee elects to terminate this Agreement pursuant to the rights granted to him under Section 7.3 of the Stock Purchase Agreement of even date herewith, the obligations of the Employee hereunder shall terminate immediately to the extent and in the manner set forth in such section.

     7.   Covenants Not to Solicit or Interfere.  For a period of one year from
          -------------------------------------
and after the termination of the Employee's employment hereunder, the Employee shall not interfere with, disrupt, or attempt to disrupt the relationship, contractual or otherwise, between EMB, or any division, subsidiary, or corporate affiliate thereof, and any customer, supplier, lessor, lessee, or employee of such company, division, subsidiary, or corporate affiliate. The term "customer," as used in this paragraph, shall mean any person, firm, or corporation that was a customer of any of such company, or any division, subsidiary, or corporate affiliate thereof, during the six-month period immediately preceding the termination of employment hereunder. In the event that the Employee elects to terminate this Agreement pursuant to the rights granted to him under Section 7.3 of the Stock Purchase Agreement of even date herewith, the obligations of the Employee hereunder shall terminate immediately to the extent and in the manner set forth in such section.

     8.   Covenant Against Competition.  In the event Employee elects to engage
          ----------------------------
in other business activities unrelated to EMB's during the term of this Agreement, which activities are the same or substantially similar to the businesses of EMB or any division, subsidiary, or corporate affiliate thereof, the Employee shall advise EMB of such activities. Unless EMB shall consent to such other business activities, during the term of this Agreement the Employee shall not directly or indirectly compete with EMB or any division, subsidiary, or corporate affiliate thereof in the busi ness of such company or any division, subsidiary, or corporate affiliate thereof whether such competition shall be as an officer, director, owner, employee, partner, or consultant. For the purposes of this Agreement, EMB's "business" shall be deemed to consist of mortgage banker/broker and related services and operations. Notwithstanding anything to the contrary set forth above, in the event the Employee elects to engage in a business competitive to such company without its consent, he may elect to do so by voluntarily terminating the obligations of EMB under this Agreement without any further obligation to EMB.

     9.   Injunctive Relief.  If there is a breach or threatened breach of the
          -----------------
provisions of paragraphs 6, 7, or 8 of this Agreement, EMB be entitled immediately to obtain an injunction restraining the Employee from such breach. Nothing herein shall be construed as prohibiting EMB from pursuing any other remedies for such breach or threatened breach.

     10.  Arbitration.  Except as provided in paragraph 9, above, the parties
          -----------
hereby submit all controversies, claims, and matters of difference arising as a result of this Agreement or the transactions contemplated hereby to arbitration according to the rules and practices of the JAMS/Endispute from time to time in force. Such arbitration shall be conducted in Orange County, California. This submission and agreement to arbitrate shall be specifically enforceable. Arbitration may proceed in the absence of any party if written notice (pursuant to the rules and regulations of JAMS/Endispute) of the proceedings has been given to such party. The parties agree to abide by all awards rendered in such proceedings. Such awards shall be final and binding on all parties to the extent, and in the manner, provided by California statute. All awards may be filed with the Clerk of the California Superior Court for the County of Orange, California, as a basis of judgment and of the issuance of execution for its collection and, at the election of the party making such filing, with the Clerk of one or more other courts, state or federal, having jurisdiction over the party against whom such an award is rendered or his property.

     11.  Legal Cause.  EMB may terminate its obligations under this Agreement
          -----------
for "legal cause" in the event EMB's Board of Directors reasonably determines that (i) the Employee has willfully and materially disregarded his duties hereunder, provided that EMB's Board of Directors has provided prior written notice to the Employee of such willful and material disregard, which is not promptly corrected by Employee and provided that any duties assigned to the Employee are consistent with this Agreement or (ii) the Employee has committed a criminal act that has materially damaged EMB or its divisions, subsidiaries, or corporate affiliates.

     12.  Notices.  Any notice required or permitted to be given under this
          -------
Agreement shall be sufficient if in writing and if sent by registered or certified mail, return-receipt requested, postage prepaid, to the address indicated above.

     13.  California Law to Govern.  This Agreement shall be governed by and
          ------------------------
construed and enforced in accordance with the laws of the State of California.

     14.  Assignment.  This agreement is personal to the Employee and shall not
          ----------
be assigned by him. The rights and obligations of EMB under this Agreement shall inure to the benefit of and shall be binding upon the successors of EMB.

     15.  Entire Agreement.  This instrument contains the entire agreement of
          ----------------
the parties hereto with respect to the transactions contemplated by this Agreement and supersedes all other agreements, written or oral, with respect thereto. This Agreement may be amended or modified in whole or in part, and any rights hereunder may be waived, only by an agreement in writing, duly and validly executed in the same manner as this Agreement or by the party against whom the waiver would be asserted. The waiver of any right hereunder shall be effective only with respect to the matter specifically waived and shall not act as a continuing waiver unless it so states by its terms.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day first hereinabove written in the City of Costa Mesa, State of California.

EMB MORTGAGE CORPORATION



By:
     -----------------------------------
     William V. Perry, President




----------------------------------------
               SCOTT SAX

                              EMPLOYMENT AGREEMENT
                              --------------------


     AGREEMENT, dated as of the 1st day of November, 1997 (hereinafter called the "Effective Date"), by and between:

          EMB MORTGAGE CORPORATION, a California corporation with its offices at 3200 Bristol, Eighth Floor, Costa Mesa, California 92626 (hereinafter "EMB"); and

          JAMES C. SAUNDERS, a resident of the State of Colorado (hereinafter the "Employee").

     1.   Employment.  EMB hereby employs the Employee for the term of this
          ----------
Agreement, and the Employee hereby accepts such employment upon the terms and conditions hereinafter set forth.

     2.   Term.  The term of this Agreement shall commence on January 1, 1998,
          ----
and shall continue in effect thereafter for a period of eighteen (18) months. This Agreement shall be renewable at the end of its term for a period to be negotiated and agreed between the parties hereto. Notwithstanding the immediately preceding sentence, if, after a reasonable allocation of expenses, in accordance with generally accepted accounting principles, during the term of this Agreement or any renewal term hereof, the Employee's marketing efforts are determined to have resulted in a material net profit to EMB or any affiliate thereof, as appropriate, this Agreement, at the option of the Employee, will be renewed for an additional one year term on the same terms and conditions as were in effect immediately prior to such renewal.

     3.   Compensation.
          ------------

          3.1  Salary.  For all services rendered by the Employee under this
               ------
Agreement, EMB shall pay the Employee a salary at the rate of One Hundred Fifty Thousand Dollars ($150,000) per annum, subject to increase upon annual approvals of the Board of Directors of EMB. Salary is payable semi-monthly; provided, however, that the salary shall be subject to annual cost of living increases to reflect the increase, if any, in the cost of living by adding to the initial or then-current salary, as relevant, an amount obtained by multiplying the then-current salary by a percentage increase in the level of the Consumer Price Index for the LA-Long Beach, Anaheim Metropolitan Area (the "CPI"), as reported by the Bureau of Labor Statistics of the United States Department of Labor.

          3.2  Additional Compensation.  Nothing herein shall be deemed to
               -----------------------
preclude EMB from awarding additional compensation or benefits to the Employee during the term of this Agreement, upon the approval of EMB's Board of Directors, whether in the form of raises, bonuses, additional fringe benefits, or otherwise. The Employee may participate in any stock benefit plan, profit sharing plan, or other compensation plan or benefit made available by EMB Parent or EMB Subsidiary to executives of EMB Parent similarly situated.

          As additional compensation, EMB shall pay to the Employee five basis points on all wholesale loans received by or retail loans originated at EMB's office located in the Aurora/Denver, Colorado, metropolitan area. Such additional compensation shall be paid on a monthly basis, on the 10th day of the month following the month in which such relevant loan transactions close. The Employee shall not be entitled to any additional compensation for fourth party, correspondent loans except by mutual agreement with EMB.

          3.3  Benefits.  During the term of this Agreement, the Employee shall
               --------
be entitled to receive all benefits applicable to executive officers of EMB of equal positions, as designated from time to time by EMB's Board of Directors.

      4.  Duties.  During the term of this Agreement, the Employee shall be
          ------
Managing Director of EMB, shall be responsible for overall management of mortgage operations, shall consult with, report to, and follow the guidelines and directions of the Board of Directors of EMB as such Board requires, and shall perform such duties relating to operating EMB as are required to be performed for its day-to-day operations, as well as performing such long range planning as is required in the Employee's, and such Board's, best judgment to maximize the future profitability of EMB.

     5.   Extent of Services.  The Employee shall devote a sufficient quantity
          ------------------
of his working time, attention, and energies to the full performance of his duties hereunder and to the business of EMB. The Employee may devote time to personal and family investments if such investments do not conflict with his duties hereunder regarding the business of EMB.

     6.   Disclosure of Information.  The Employee recognizes and acknowledges
          -------------------------
that EMB's trade secrets and proprietary processes as they may exist from time to time are valuable, special, and unique assets of their businesses, access to and knowledge of which are essential to the performance of the Employee's duties hereunder. The Employee will not, during or after the term of his employment, in whole or in part, disclose such secrets or processes to any person, firm, corporation, association, or other entity (except EMB or its corporate affiliates) for any reason or purpose whatsoever, nor shall the Employee make use of any such property for his own purposes or for the benefit of any other person, firm, corporation, or other entity (except EMB or its corporate affiliates) under any circumstances. In the event that the Employee elects to terminate this Agreement pursuant to the rights granted to him under Section 7.3 of the Stock Purchase Agreement of even date herewith, the obligations of the Employee hereunder shall terminate immediately to the extent and in the manner set forth in such section.

     7.   Covenants Not to Solicit or Interfere.  For a period of one year from
          -------------------------------------
and after the termination of the Employee's employment hereunder, the Employee shall not interfere with, disrupt, or attempt to disrupt the relationship, contractual or otherwise, between EMB, or any division, subsidiary, or corporate affiliate thereof, and any customer, supplier, lessor, lessee, or employee of such company, division, subsidiary, or corporate affiliate. The term "customer," as used in this paragraph, shall mean any person, firm, or corporation that was a customer of any of such company, or any division, subsidiary, or corporate affiliate thereof, during the six-month period immediately preceding the termination of employment hereunder. In the event that the Employee elects to terminate this Agreement pursuant to the rights granted to him under Section 7.3 of the Stock Purchase Agreement of even date herewith, the obligations of the Employee hereunder shall terminate immediately to the extent and in the manner set forth in such section.

     8.   Covenant Against Competition.  In the event Employee elects to engage
          ----------------------------
in other business activities unrelated to EMB's during the term of this Agreement, which activities are the same or substantially similar to the businesses of EMB or any division, subsidiary, or corporate affiliate thereof, the Employee shall advise EMB of such activities. Unless EMB shall consent to such other business activities, during the term of this Agreement the Employee shall not directly or indirectly compete with EMB or any division, subsidiary, or corporate affiliate thereof in the business of such company or any division, subsidiary, or corporate affiliate thereof whether such competition shall be as an officer, director, owner, employee, partner, or consultant. For the purposes of this Agreement, EMB's "business" shall be deemed to consist of mortgage banker/broker and related services and operations. Notwithstanding anything to the contrary set forth above, in the event the Employee elects to engage in a business competitive to such company without its consent, he may elect to do so by voluntarily terminating the obligations of EMB under this Agreement without any further obligation to EMB.

     9.   Injunctive Relief.  If there is a breach or threatened breach of the
          -----------------
provisions of paragraphs 6, 7, or 8 of this Agreement, EMB be entitled immediately to obtain an injunction restraining the Employee from such breach. Nothing herein shall be construed as prohibiting EMB from pursuing any other remedies for such breach or threatened breach.

     10.  Arbitration.  Except as provided in paragraph 9, above, the parties
          -----------
hereby submit all controversies, claims, and matters of difference arising as a result of this Agreement or the transactions contemplated hereby to arbitration according to the rules and practices of the JAMS/Endispute from time to time in force. Such arbitration shall be conducted in Orange County, California. This submission and agreement to arbitrate shall be specifically enforceable. Arbitration may proceed in the absence of any party if written notice (pursuant to the rules and regulations of JAMS/Endispute) of the proceedings has been given to such party. The parties agree to abide by all awards rendered in such proceedings. Such awards shall be final and binding on all parties to the extent, and in the manner, provided by California statute. All awards may be filed with the Clerk of the California Superior Court for the County of Orange, California, as a basis of judgment and of the issuance of execution for its collection and, at the election of the party making such filing, with the Clerk of one or more other courts, state or federal, having jurisdiction over the party against whom such an award is rendered or his property.

     11.  Legal Cause.  EMB may terminate its obligations under this Agreement
          -----------
for "legal cause" in the event EMB's Board of Directors reasonably determines that (i) the Employee has willfully and materially disregarded his duties hereunder, provided that EMB's Board of Directors has provided prior written notice to the Employee of such willful and material disregard, which is not promptly corrected by Employee and provided that any duties assigned to the Employee are consistent with this Agreement or (ii) the Employee has committed a criminal act that has materially damaged EMB or its divisions, subsidiaries, or corporate affiliates.

     12.  Notices.  Any notice required or permitted to be given under this
          -------
Agreement shall be sufficient if in writing and if sent by registered or certified mail, return-receipt requested, postage prepaid, to the address indicated above.

     13.  California Law to Govern.  This Agreement shall be governed by and
          ------------------------
construed and enforced in accordance with the laws of the State of California.

     14.  Assignment.  This agreement is personal to the Employee and shall not
          ----------
be assigned by him. The rights and obligations of EMB under this Agreement shall inure to the benefit of and shall be binding upon the successors of EMB.

     15.  Entire Agreement.  This instrument contains the entire agreement of
          ----------------
the parties hereto with respect to the transactions contemplated by this Agreement and supersedes all other agreements, written or oral, with respect thereto. This Agreement may be amended or modified in whole or in part, and any rights hereunder may be waived, only by an agreement in writing, duly and validly executed in the same manner as this Agreement or by the party against whom the waiver would be asserted. The waiver of any right hereunder shall be effective only with respect to the matter specifically waived and shall not act as a continuing waiver unless it so states by its terms.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day first hereinabove written in the City of Costa Mesa, State of California.

EMB MORTGAGE CORPORATION



By:
     -----------------------------------
     William V. Perry, President




----------------------------------------
          JAMES C. SAUNDERS